UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2011

Harvard Illinois Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-53935	27-2238553
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

58 North Ayer Street, Harvard Illinois		60033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (815) 943-5261

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2011, the Board of Directors of Harvard Illinois Bancorp, Inc. (the “Company”) amended Article II, Section 12 of the Company’s Bylaws (“Section 12”) which pertains to qualifications for membership on the Company’s Board of Directors. The new provisions, among other things, amend the restrictions on persons who have been convicted of a crime or have been subject to a supervisory action by a financial regulatory agency and impose a director residency requirement.

A copy of the Company’s Amended and Restated Bylaws is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits:

3.1 Amended and Restated Bylaws of Harvard Illinois Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HARVARD ILLINOIS BANCORP, INC.

DATE: October 28, 2011	By:	/s/ Duffield J. Seyller III
Duffield J. Seyller III
President and Chief Executive Officer